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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported):  January 15, 2003

                         MONTPELIER RE HOLDINGS LTD.

            (Exact Name of Registrant as Specified in Its Charter)


         Bermuda                    001-31468                 Not Applicable

(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
of Incorporation or                                        Identification No.)
Organization)


                               Mintflower Place
                             8 Par-La-Ville Road
                                Hamilton HM 08
                                   Bermuda

                   (Address of Principal Executive Offices)
                                  (Zip Code)


      Registrant's telephone number, including area code: (441) 296-5550



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Item 7. Financial Statements and Exhibits

(C) Exhibits.

The following exhibits are filed as part of this report:
                99.1.  Press Release of the Registrant, dated January 15, 2003

Item 9. Regulation FD Disclosure.

On January 15, 2003, Montpelier Re Holdings Ltd. issued a press release announcing the publishing of prepared remarks of its underwriters on their general market observations on the 2003 reinsurance renewal period. The press release has been attached as Exhibit 99.1.





                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Montpelier Re Holdings Ltd.
                                                    ---------------------------
                                                            (Registrant)

January 15, 2003                                    By: / s / Neil McConachie
----------------                                    ---------------------------
Date                                                Name: Neil McConachie
                                                    Title:  Financial Controller
                                                    (chief accounting officer)